Exhibit 99.1

Kulicke & Soffa Industries Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA
215-784-6000 phone 215-659-7588 fax www.kns.com

Kulicke & Soffa Reports Results for its Fourth Quarter and Fiscal Year 2008

Fort Washington, PA – November 13, 2008 – Kulicke & Soffa Industries, Inc. (NASDAQ: KLIC) (“K&S”) today announced results for the quarter and fiscal year ended September 27, 2008. The company reported net revenues from continuing operations of $61.2 million and a net loss of $11.0 million, or $0.21 per share. This press release contains both GAAP and non-GAAP information.

During the fourth quarter, the Company announced the divestiture of its wire business, and accordingly, all operating results associated with this business are reported as discontinued operations. On a non-GAAP basis (excluding equity-based compensation, amortization of intangibles and related tax effects), the Company reported fourth quarter net revenue from continuing operations of $61.2 million, and a net loss of $10.3 million or $0.19 per share.

Quarterly GAAP Results

From Continuing Operations	Q4 2008	Change vs. Q4 2007	vs. Q3 2008
Net Revenue	$61.2 million	-60%	-16%
Gross Profit	$24.9 million	-59%	-16%
Gross Margin	40.6%	+34 basis points	-35 basis points
Net Income (Loss)	($11.0 million)	-143%	-51%
Net Margin	-18.0%	-3,472 basis points	-790 basis points
EPS – Diluted	$(0.21)	-153%	-50%

Quarterly Non-GAAP Measures

From Continuing Operations	Q4 2008	Vs. Q4 2007	vs. Q3 2008
Net Revenue	$61.2 million	-60%	-16%
Gross Profit	$24.9 million	-59%	-16%
Gross Margin	40.7%	+41 basis points	-33 basis points
Net Income (Loss)	($10.3 million)	-143%	-68%
Net Margin	-16.8%	-3,256 basis points	-835 basis points
EPS – Diluted	$(0.19)	-151%	-68%

Non-GAAP measures exclude: equity-based compensation from expenses; amortization of intangibles; and related tax effects (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Commenting on the results, Scott Kulicke, Chairman and Chief Executive Officer, said, “Global economic conditions deteriorated rapidly toward the end of the September quarter, creating a very difficult business environment. Customers responded quickly to the weakening economic conditions, slowing bookings toward the end of that quarter and into the current quarter. We expect demand to remain weak and visibility to be poor through at least the first half of our fiscal 2009. For that reason, we expect net revenue of approximately $40 million during the first fiscal quarter of 2009.”

“To cope with this difficult environment, we are taking appropriate steps to manage costs. These measures include a headcount reduction of 240 positions and a cancellation of annual salary increases scheduled for January. We expect theses measures to cost approximately $3 million, and to result in approximately $12 million in annualized savings.”

Mr. Kulicke concluded, “Although we are heading into a difficult period, we believe we are well positioned to weather the turmoil. We started fiscal 2009 with $186 million in cash, and added about $70 million more after the sale of the wire business and the acquisition of Orthodyne. This balance sheet strength, combined with the strong market position of our core products, makes us confident in our ability to extend our position as a leading supplier of semiconductor assembly solutions.”

Financial Details

•	Total cash and cash investments at fiscal year end were $186 million, up $3.3 million.
•	Subsequent to year end, we closed the divestiture of the wire business and the Orthodyne acquisition, and on a combined basis added approximately $70 million to our cash balance.

Key Product Trends

•

Transition to IConnPS and ConnXPS ball bonders, which replace the Maxum Ultra and Maxum Elite, respectively, is proceeding as planned. Qualifications for both products have been completed with the bulk of our customers, and the products met or exceeded performance expectations. IConnPS and ConnXPS reinforce our technology leadership in ball bonding and will provide customers with significant cost of ownership savings.

•	Completed alpha testing for the Discovery die bonder, and the product remains on track for launch in winter of 2009.
•	Launched UniplusTM—a new series of hub dicing blades that provide improved cut quality, longer blade life and increased productivity for a variety of chip scale package (CSP) applications.

Outlook for First Fiscal Quarter 2009

•	Net revenue is expected to be approximately $40 million, including Orthodyne.

Fiscal Year 2008 Results

For the fiscal year 2008, K&S net revenue from continuing operations was $328.1 million, and we incurred a net loss of $19.6 million or $0.37 per share. On a non-GAAP basis, the Company reported fiscal 2008 net revenue of $328.1 million and a net loss of $8.4 million or $0.16 per share.

Annual GAAP Results

From Continuing Operations	FY 2008	FY 2007	Change
Net Revenue	$328.1 million	$370.5 million	-11.0%
Gross Profit Gross Margin	$133.8 million 40.8%	$155.4 million 42.0%	-14.0% -117 basis points
Net Income (Loss) Net Margin	($19.6 million) (6.1%)	$18.9 million 5.1%	-204% -1,107 basis points
EPS – Diluted	($0.37)	$0.29	-228%

Annual Non-GAAP Measures

From Continuing Operations	FY 2008	FY 2007	Change
Net Revenue	$328.1 million	$370.5 million	-11.0%
Gross Profit Gross Margin	$134.0 million 40.9%	$155.7 million 42.0%	-14.0% -115 basis points
Net Income (Loss) Net Margin	($8.4 million) (2.5%)	$17.1 million 4.6%	-149% -716 basis points
EPS – Diluted	($0.16)	$0.27	-158%

Non-GAAP measures exclude: equity-based compensation from expenses; amortization of intangibles; U.S. pension plan termination charge; debt extinguishment; and related tax effects (see reconciliations of GAAP results to Non-GAAP measures in the following financial schedules).

Earnings Conference Call Details

A conference call to discuss these results will be held today, November 13, 2008 beginning at 9:00 AM EDT. Interested participants may call 877-407-8037 for the teleconference or log on to http://www.kns.com/investors/events for listen-only mode. A replay will be available approximately one hour after the completion of the call by calling toll free 877-660-6853 or internationally 201-612-7415 and using the following replay access codes 5521 (account number) and 302063 (replay ID number). A replay will also be available on the K&S web site at http://www.kns.com/investors/events. The replay will be available via phone and web site for a limited period.

Discussion of Non-GAAP Measures

This press release contains non-GAAP financial measures as a supplement to the consolidated financial results presented in accordance with GAAP. The Company believes certain non-GAAP measures provide investors with an additional, useful perspective on the Company’s performance as seen through the eyes of management.

Management uses non-GAAP financial measures along with GAAP financial results for: analyzing the performance of the Company’s businesses; strategic and tactical decision making; and determining compensation. The Company does not consider non-GAAP financial measures to be a substitute for, or superior to, financial results presented in accordance with GAAP. All of the non-GAAP financial measures included herein are reconciled to the most directly comparable GAAP results in the following financial statements. These non-GAAP measures may be calculated differently from non-GAAP measures used by other companies. In addition, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and some of the adjustments reflect the exclusion of items that are recurring and will be reflected in the Company’s GAAP financial results for the foreseeable future.

Exclusions from GAAP Results

The Company excludes the following from its GAAP results in presenting non-GAAP financial measures:

– Equity-based compensation expenses. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments, the Company recognizes the fair value of its equity-based compensation in expenses. Equity-based compensation consists of common stock, stock options and performance-based restricted stock granted under the Company’s equity compensation plans. Equity-based compensation is a non-cash expense that can vary significantly in amount from period to period.

– Other. The exclusion of certain other non-GAAP amounts allows for improved comparisons of the Company’s results to both prior periods and other companies. The Company excludes the following other items from non-GAAP measures as these items are not reflective of the performance of the Company’s ongoing businesses:

•	U.S. pension plan termination;
•	Debt extinguishment; and
•	Amortization of intangibles.

– Tax Adjustment. Non-GAAP measures are tax adjusted using the GAAP tax rate associated with each quarterly period. The tax rate is calculated by dividing each quarter’s GAAP tax expense by the GAAP net income for that quarter. Non-GAAP year-to-date measures are calculated by summing the associated quarterly non-GAAP measures, without further tax adjustments.

Non-GAAP Measures

The specific non-GAAP measures included herein are gross profit, gross margin, net income, net margin, and EPS. The Company calculates these measures as follows:

– Gross Profit. K&S non-GAAP gross profit excludes the effects of equity-based compensation expense recorded within cost of sales.

– Gross Margin. K&S non-GAAP gross margin excludes the impact of equity-based compensation expense recorded within cost of sales.

– Net Income (loss) and Earnings per Share. K&S non-GAAP net income (loss) and EPS exclude equity-based compensation expenses, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

– Net Margin. Non-GAAP net margin reflects the Company’s net margin excluding equity-based compensation, amortization of intangibles, U.S pension plan termination charge, gains on debt extinguishment, and related tax effects.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a global leader in the design and manufacture of semiconductor assembly equipment. As one of the pioneers of the industry, K&S has provided customers with market leading packaging solutions for decades. In recent years K&S has expanded its product offerings through strategic acquisitions, adding die bonding, wedge bonding and a broader range of expendable tools to its core wire bonding products. Combined with its extensive expertise in process technology, K&S is well positioned to help customers meet the challenges of assembling the next-generation semiconductor devices. (www.kns.com)

Caution Concerning Forward Looking Statements

In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to global economic conditions, future demand for our products, visibility regarding future demand for our products, future costs and savings associated with headcount and other reductions, our future revenue, sales, profitability, financial results, strength of our balance sheet, and product development. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk of failure to successfully manage our operations; the risk of failure to successfully integrate Orthodyne; the risk that anticipated orders may not materialize or that orders received may be postponed or canceled, generally without charges; the volatility in the demand for semiconductors and our products and services; the risk that we may not be able to develop and manufacture new products and product enhancements on a timely and cost effective basis; acts of terrorism and violence; overall global economic conditions; risks, such as changes in trade regulations, currency fluctuations, political instability and war, associated with a substantial foreign customer and supplier base and substantial foreign manufacturing operations; instability in capital and credit markets; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2007 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke & Soffa Industries is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Geoff Grande, CFA

FD

P: (617) 747-1721

F: (617) 747-1711

geoff.grande@fd.com

Tom Johnson

Director – Investor Relations & Corporate Communications

Kulicke & Soffa

P: (215) 784-6411

F: (215) 784-6167

tjohnson@kns.com

# # #

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share and employee data)

(Unaudited)

	Three months ended		Fiscal year ended
	September 29, 2007	September 27, 2008	September 29, 2007	September 27, 2008
Net revenue	$151,600	$61,230	$370,526	$328,050
Cost of sales	90,543	36,364	215,090	194,257

Gross profit	61,057	24,866	155,436	133,793

Selling, general and administrative	22,568	22,304	88,839	89,356
Research and development	13,016	14,683	49,085	59,917
U.S. pension plan termination	—	—	—	9,152

Total operating expenses	35,584	36,987	137,924	158,425

Income (loss) from operations	25,473	(12,121)	17,512	(24,632)
Interest income	2,073	1,004	6,866	4,732
Interest expense	(924)	(892)	(2,876)	(3,499)
Gain on extinguishment of debt	2,802	—	2,802	170

Income (loss) from continuing operations before income taxes	29,424	(12,009)	24,304	(23,229)
Provision (benefit) for income taxes	4,064	(992)	5,448	(3,610)

Income (loss) from continuing operations	25,360	(11,017)	18,856	(19,619)

Income from discontinued operations, net of tax	4,891	6,408	18,874	23,441

Net income (loss)	$30,251	$(4,609)	$37,730	$3,822

Income (loss) per share from continuing operations:
Basic	$0.47	$(0.21)	$0.34	$(0.37)

Diluted	$0.40	$(0.21)	$0.29	$(0.37)

Income from share of discontinued operations:
Basic	$0.09	$0.12	$0.33	$0.44

Diluted	$0.07	$0.12	$0.28	$0.44

Net income (loss) per share:
Basic	$0.56	$(0.09)	$0.67	$0.07

Diluted	$0.47	$(0.09)	$0.57	$0.07

Weighted average shares outstanding:
Basic	53,546	53,621	56,221	53,449
Diluted	64,702	53,621	68,274	53,449
Stock-based compensation expense included in continuing operations:
Cost of sales	$45	$65	$236	$252
Selling, general and administrative	722	513	4,038	3,711
Research and development	330	192	1,576	1,442

Total	$1,097	$770	$5,850	$5,405

	Three months ended		Fiscal year ended
	September 29, 2007	September 27, 2008	September 29, 2007	September 27, 2008
Additional financial data:
Depreciation and amortization
Continuing operations	$2,941	$2,336	$9,559	$9,080
Discontinued operations	$530	$241	$1,352	$968
Capital expenditures
Continuing operations	$1,994	$1,544	$5,575	$7,850
Discontinued operations	$32	$32	$188	$151

			September 29, 2007	September 27, 2008
Backlog of orders
Continuing operations			$86,000	$50,000
Discontinued operations			$19,000	$22,000
Number of employees
Continuing operations			2,649	2,496
Discontinued operations			254	293

Note –	Statements of operations and additional financial data reflect accounting for the sale of the company's Wire business as a discontinued operation in accordance with the requirements of FAS 144.

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 29, 2007	(Unaudited) September 27, 2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$150,571	$144,932
Restricted cash	—	35,000
Short-term investments	19,339	4,148
Accounts and notes receivable, net of allowance for doubtful accounts of $1,586 and $1,376, respectively	116,693	56,643
Inventories, net	37,838	27,236
Prepaid expenses and other current assets	12,023	18,729
Deferred income taxes	3,540	2,118
Current assets of discontinued operations	94,205	127,958

TOTAL CURRENT ASSETS	434,209	416,764

Property, plant and equipment, net	34,108	36,900
Intangible assets	500	386
Goodwill	3,528	2,709
Investments available for sale	—	2,001
Other assets	6,573	5,468
Non-current assets of discontinued operations	33,682	32,909

TOTAL ASSETS	$512,600	$497,137

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Current portion of long term debt	$—	$72,412
Accounts payable	62,870	25,028
Accrued expenses	34,714	27,255
Income taxes payable	22,665	569
Current liabilities of discontinued operations	22,201	34,411

TOTAL CURRENT LIABILITIES	142,450	159,675

Long term debt	251,412	175,000
Other liabilities	12,149	37,780
Deferred income taxes	22,525	21,591
Other liabilities of discontinued operations	809	624

TOTAL LIABILITIES	429,345	394,670

SHAREHOLDERS’ EQUITY
Common stock, no par value	288,714	295,841
Treasury stock, at cost	(46,118)	(46,118)
Accumulated deficit	(154,094)	(149,465)
Accumulated other comprehensive income (loss)	(5,247)	2,209

TOTAL SHAREHOLDERS’ EQUITY	83,255	102,467

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$512,600	$497,137

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three months ended		Fiscal year ended
	September 29, 2007	September 27, 2008	September 29, 2007	September 27, 2008
Net cash provided by (used in) continuing operations	$18,936	$1,999	$(2,017)	$26,936
Net cash provided by discontinued operations	9,232	3,020	33,780	1,126

Net cash provided by operating activities	$28,168	$5,019	$31,763	$28,062
Net cash provided by (used in) investing activities	2,972	(24,155)	(29,762)	(29,599)
Net cash used in investing activities, discontinued operations	(32)	(37)	(190)	(193)

Net cash provided by (used in) investing activities	$2,940	$(24,192)	$(29,952)	$(29,792)
Net cash provided by (used in) financing activities	(56,138)	5	14,385	(3,282)
Effect of exchange rate changes on cash and cash equivalents	253	(96)	408	(627)

Changes in cash and cash equivalents	$(24,777)	$(19,264)	$16,604	$(5,639)
Cash and cash equivalents, beginning of period	175,348	164,196	133,967	150,571

Cash and cash equivalents, end of period	$150,571	$144,932	$150,571	$144,932

Short-term and long-term investments	19,339	6,149	19,339	6,149
Restricted cash	—	35,000	—	35,000

Total Cash, cash equivalents, restricted cash and short-term investments	$169,910	$186,081	$169,910	$186,081

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

(In thousands)

(Unaudited)

Fiscal 2008:
	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended September 27, 2008:

Net revenue	$46,958	$14,272	$61,230
Cost of sales	28,949	7,415	36,364

Gross profit	18,009	6,857	24,866
Operating expenses	31,234	5,753	36,987

Income (loss) from continuing operations	$(13,225)	$1,104	$(12,121)

Fiscal year ended September 27, 2008:

Net revenue	$271,019	$57,031	$328,050
Cost of sales	165,499	28,758	194,257

Gross profit	105,520	28,273	133,793
Operating expenses	122,302	26,971	149,273
U.S. pension plan termination	9,152	—	9,152

Income (loss) from continuing operations	$(25,934)	$1,302	$(24,632)

Fiscal 2007:
	Equipment Segment	Packaging Materials Segment	Consolidated
Three months ended September 29, 2007:

Net revenue	$136,645	$14,955	$151,600
Cost of sales	82,825	7,718	90,543

Gross profit	53,820	7,237	61,057
Operating expenses	29,521	6,063	35,584

Income from continuing operations	$24,299	$1,174	$25,473

Fiscal year ended September 29, 2007:

Net revenue	$316,718	$53,808	$370,526
Cost of sales	188,055	27,035	215,090

Gross profit	128,663	26,773	155,436
Operating expenses	113,444	24,480	137,924

Income from continuing operations	$15,219	$2,293	$17,512

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended September 29, 2007	Three months ended September 27, 2008	Fiscal year ended September 29, 2007	Fiscal year ended September 27, 2008

	(GAAP results)

Net revenue	$151,600	$61,230	$370,526	$328,050
Gross profit	61,057	24,866	155,436	133,793
Income (loss) from operations	25,473	(12,121)	17,512	(24,632)
Net income (loss) from continuing operations	25,360	(11,017)	18,856	(19,619)

Weighted average shares outstanding, continuing operations
Basic	53,546	53,621	56,221	53,449
Diluted	64,702	53,621	68,274	53,449

Net income (loss) per share from continuing operations
Basic	$0.47	$(0.21)	0.34	(0.37)
Diluted	$0.40	$(0.21)	0.29	(0.37)

	(Non-GAAP measures)

Net revenue	$151,600	$61,230	$370,526	$328,050
Gross profit	61,102	24,931	155,672	134,045
Income (loss) from operations	26,614	(11,310)	23,522	(9,889)
Net income (loss) from continuing operations	23,928	(10,273)	17,092	(8,354)

Weighted average shares outstanding, continuing operations
Basic	53,546	53,621	56,221	53,449
Diluted	64,702	53,621	68,274	53,449

Net income (loss) per share from continuing operations
Basic	$0.45	$(0.19)	0.30	$(0.16)
Diluted	$0.37	$(0.19)	0.27	$(0.16)

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT—SUMMARY

COMPARISON OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	Packaging Materials Segment	Consolidated
Fiscal 2008:
Three months ended September 27, 2008:
	(GAAP results)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,009	6,857	24,866
Income (loss) from operations	(13,225)	1,104	(12,121)

	(Non-GAAP measures)

Net revenue	$46,958	$14,272	$61,230
Gross profit	18,043	6,888	24,931
Income (loss) from operations	(12,631)	1,321	(11,310)

Fiscal year ended September 27, 2008:
	(GAAP results)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,520	28,273	133,793
Income (loss) from operations	(25,934)	1,302	(24,632)

	(Non-GAAP measures)

Net revenue	$271,019	$57,031	$328,050
Gross profit	105,657	28,388	134,045
Income (loss) from operations	(12,474)	2,585	(9,889)

Fiscal 2007:

Three months ended September 29, 2007:
	(GAAP results)

Net revenue	$136,645	$14,955	$151,600
Gross profit	53,820	7,237	61,057
Income from operations	24,299	1,174	25,473

	(Non-GAAP measures)

Net revenue	$136,645	$14,955	$151,600
Gross profit	53,849	7,253	61,102
Income from operations	25,260	1,354	26,614

Fiscal year ended September 29, 2007:
	(GAAP results)

Net revenue	$316,718	$53,808	$370,526
Gross profit	128,663	26,773	155,436
Income from operations	15,219	2,293	17,512

	(Non-GAAP measures)

Net revenue	$316,718	$53,808	$370,526
Gross profit	128,780	26,892	155,672
Income from operations	19,877	3,645	23,522

KULICKE & SOFFA INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands, except share amounts)

(Unaudited)

	Three months ended September 29, 2007	% of Revenue	Three months ended September 27, 2008	% of Revenue	Fiscal year ended September 29, 2007	% of Revenue	Fiscal year ended September 27, 2008	% of Revenue
Net revenue (GAAP results)	$151,600		$61,230		$370,526		$328,050
Net revenue (Non-GAAP measures)	151,600		61,230		370,526		328,050

Gross profit (GAAP results)	61,057	40.3%	24,866	40.6%	155,436	42.0%	133,793	40.8%
—Equity-based compensation expense	45		65		236		252

Gross profit (Non-GAAP measures)	61,102	40.3%	24,931	40.7%	155,672	42.0%	134,045	40.9%

Income (loss) from operations (GAAP results)	25,473	16.8%	(12,121)	-19.8%	17,512	4.7%	(24,632)	-7.5%
—Equity-based compensation expense	1,097		770		5,850		5,405
—U.S. pension plan termination	—		—		—		9,152
—Amortization of intangibles	44		41		160		186

Income (loss) from operations (Non-GAAP measures)	26,614	17.6%	(11,310)	-18.5%	23,522	6.3%	(9,889)	-3.0%

Net income (loss) (GAAP results)	25,360	16.7%	(11,017)	-18.0%	18,856	5.1%	(19,619)	-6.0%
—Equity-based compensation expense	1,097		770		5,850		5,405
—U.S. pension plan termination	—		—		—		9,152
—Amortization of intangibles	44		41		160		186
—Gain on extinguishment of debt	(2,802)		—		(2,802)		(170)
—Tax effect of non-GAAP adjustments	229		(67)		(4,972)		(3,308)

Net income (loss) (Non-GAAP measures)	23,928	15.8%	(10,273)	-16.8%	17,092	4.6%	(8,354)	-2.5%

Weighted average shares outstanding, continuing operations (GAAP & Non-GAAP)
Basic	53,546		53,621		56,221		53,449
Diluted	64,702		53,621		68,274		53,449

Net income (loss) per share from continuing operations (GAAP results)
Basic	$0.47		$(0.21)		$0.34		$(0.37)
Diluted	$0.40		$(0.21)		$0.29		$(0.37)

Adjustments to net income per share
Basic	$(0.02)		$0.02		$(0.04)		$0.21
Diluted	$(0.03)		$0.02		$(0.02)		$0.21

Net income (loss) per share from continuing operations (Non-GAAP measures)
Basic	$0.45		$(0.19)		$0.30		$(0.16)
Diluted	$0.37		$(0.19)		$0.27		$(0.16)

KULICKE & SOFFA INDUSTRIES, INC.

OPERATING RESULTS BY BUSINESS SEGMENT

RECONCILIATION OF GAAP RESULTS TO NON-GAAP MEASURES

(In thousands)

(Unaudited)

	Equipment Segment	% of Revenue	Packaging Materials Segment	% of Revenue	Consolidated
Fiscal 2008:

Three months ended September 27, 2008:

Net revenue (GAAP results)	46,958		14,272		61,230
Net revenue (Non-GAAP measures)	46,958		14,272		61,230
Gross profit (GAAP results)	18,009	38.4%	6,857	48.0%	24,866
—Equity-based compensation expense	34		31		65

Gross profit (Non-GAAP measures)	18,043	38.4%	6,888	48.3%	24,931
Income (loss) from operations (GAAP results)	(13,225)	-28.2%	1,104	7.7%	(12,121)
—Equity-based compensation expense	553		217		770
—Amortization of intangibles	41		—		41

Income (loss) from operations (Non-GAAP measures)	(12,631)	-26.9%	1,321	9.3%	(11,310)

Fiscal 2007:

Three months ended September 29, 2007:

Net revenue (GAAP results)	136,645		14,955		151,600
Net revenue (Non-GAAP measures)	136,645		14,955		151,600
Gross profit (GAAP results)	53,820	39.4%	7,237	48.4%	61,057
—Equity-based compensation expense	29		16		45

Gross profit (Non-GAAP measures)	53,849	39.4%	7,253	48.5%	61,102
Income from operations (GAAP results)	24,299	17.8%	1,174	7.9%	25,473
—Equity-based compensation expense	917		180		1,097
—Amortization of intangibles	44		—		44

Income from operations (Non-GAAP measures)	25,260	18.5%	1,354	9.1%	26,614

Fiscal 2008:

Fiscal year ended September 27, 2008:

Net revenue (GAAP results)	271,019		57,031		328,050
Net revenue (Non-GAAP measures)	271,019		57,031		328,050
Gross profit (GAAP results)	105,520	38.9%	28,273	49.6%	133,793
—Equity-based compensation expense	137		115		252

Gross profit (Non-GAAP measures)	105,657	39.0%	28,388	49.8%	134,045
Income (loss) from operations (GAAP results)	(25,934)	-9.6%	1,302	2.3%	(24,632)
—Equity-based compensation expense	4,122		1,283		5,405
—U.S. pension plan termination	9,152		—		9,152
—Amortization of intangibles	186		—		186

Income (loss) from operations (Non-GAAP measures)	(12,474)	-4.6%	2,585	4.5%	(9,889)

Fiscal 2007:

Fiscal year ended September 29, 2007:

Net revenue (GAAP results)	316,718		53,808		370,526
Net revenue (Non-GAAP measures)	316,718		53,808		370,526
Gross profit (GAAP results)	128,663	40.6%	26,773	49.8%	155,436
—Equity-based compensation expense	117		119		236

Gross profit (Non-GAAP measures)	128,780	40.7%	26,892	50.0%	155,672
Income from operations (GAAP results)	15,219	4.8%	2,293	4.3%	17,512
—Equity-based compensation expense	4,499		1,351		5,850
—Amortization of intangibles	160		—		160

Income from operations (Non-GAAP measures)	19,877	6.3%	3,645	6.8%	23,522